                                                                   Exhibit 10.11

                                  EXHIBIT "A"

                         COMMERCIAL LEASE FULL SERVICE

RECEIVED FROM Internet Travel Network, a corporation, hereinafter referred to as LESSEE, the sum of $ Two Thousand Two Hundred Sixty-Five and 50/100 DOLLARS ($2,265.50), evidenced by check, as a deposit which shall belong to Lessor and shall be applied as follows:

                                                                          TOTAL      RECEIVED   BALANCE DUE PRIOR TO OCCUPANCY
Rent for the period from September 1 to October 1, 1996...............  $2,285.50    $2,265.50               -0-
Security deposit (not applicable toward last month's rent)............        -0-          -0-               -0-
Other (Utilities payment for August and September, 1996)..............  $  700.00    $  700.00               -0-
                                                                        ---------    ---------           -------
TOTAL.................................................................  $2,985.50    $2,965.50               -0-

In the event that this Lease is not accepted by the Lessor within 5 days, the total deposit received shall be refunded.

Lessee offers to lease from Lessor the premises situated in the city of Palo Alto, County of Santa Clara, State of California, described as 451 Sherman Avenue, upon the following TERMS and CONDITIONS:

     1. TERM: The term hereof shall commence on September 1, 1996, and end on August 31, 1999.

          1.1  Options to Extend Lease.  Lessor shall have one option to extend
               -----------------------
the term of this Lease through a term ending March 31, 2001 and then a second option (if the first option is exercised) for an additional term of 60 months. The option(s) shall be exercised by giving notice of exercise of each option ("Option Notice") to Lessor at least six (6) months, but not more than one year, before the expiration of the then current term, provided that if Lessee is in default beyond any applicable cure period on the date of giving the option notice, the option notice shall be totally ineffective, or if Lessee is in default beyond any applicable cure period on the date the extended term is to commence, the extended term shall not commence, and, in either case, this Lease shall expire at the end of the initial term unless terminated sooner under the provisions hereof.

     2. RENT: The total rent shall be $2,285.50, payable as follows: monthly, due on the first day of each month. All rents shall be paid to Lessor or his/her authorized Agent, at the following address: Enterprise Development Co., P.O. Box 1785, Burlingame, CA 94011 or at such other places as may be designated by Lessor from time to time. In the event rent is not paid within 5 days after due date, Lessee agrees to pay a late charge of $100, plus interest at the greater of 10% per annum or the maximum rate allowed at law for non-exempt lender commercial loans on the delinquent amount. Lessee further agrees to pay $50.00 for each dishonored bank check. The late charge period is not a grace period, and Lessor is entitled to make written demand for any rent if not paid when due.

          2.1  Rent Adjustment. The monthly Rent shall be subject to adjustment
               ---------------
on the first day of the month after each one year anniversary of lease commencement ("adjustment date"), as follows: the base for computing the adjustment is the Consumer Price Index for all

Urban Consumers (base year 1982-84--100) for San Francisco-Oakland-San Jose. All items published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is most recently published prior to a given "beginning Index" as defined in the Basic Lease Provisions. If the Index most recently published prior to the adjustment date ("extension Index") has increased over the beginning Index, the minimum monthly rent for the following period shall be set by multiplying the minimum monthly rent for the immediately prior period by a fraction, the numerator of which is the extension Index, and the denominator of which is the beginning Index. For each adjustment, the beginning Index becomes the prior extension Index date after the first adjustment. Such adjustments shall be subject to the minimum percentage increase of 4% per year and the maximum percentage of 6% per year. There is no accumulation if the adjustment is smaller or larger than the minimum or maximum percentage. If the Index is changed so that the base year differs from that used for the beginning Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government Index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

          2.2  Monthly Rent for Extended Terms.  For the extended term, Rent
               -------------------------------
shall continue with the same Rent charged during the last year of the initial term plus the CPI adjustment as set forth above for the extended term.

          2.3  Real Property Taxes.  Lessor shall pay all real property taxes
               -------------------
and assessments leveled or assessed against the Land and the Building by any governmental entity or public authority during the Lease Term.

     3. USE: The premises are to be used for the operation of general office, sales, software R&D and internet services and for no other purposes, without prior written consent of Lessor. Lessee shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.

     4. USES PROHIBITED: Lessee shall not use any portion of the premises for purposes other than those specified. No use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering the property. Lessee shall not conduct or permit any sale by auction on the premises.

          4.1  Quiet Enjoyment and Condition of the Premises.  As long as Lessee
               ---------------------------------------------
is not in default of this Lease beyond any applicable cure period, Lessee shall quietly enjoy the premises without disturbance by Lessor, or by anyone claiming a right to possession by or through Lessor, subject to the terms and provisions of this Lease. This is a full service lease to Lessee so that Lessor shall deliver the premises to Lessee clean and free of debris on the commencement date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating and carpeting in the Premises shall be in good operating condition on the commencement date. Furthermore, Lessor shall keep the premises in good operating condition including adequate restroom facilities, and adequate air conditioning and heating with thermostats, dampers, and monitors necessary for adequate control and use within the premises. Lessor further warrants to Lessee that the premises comply with all applicable building codes, regulations, ordinances, and laws in effect on the commencement date. This warranty does not apply to any alterations or utility installations made by Lessee. If the premises do not comply with this warranty, Lessor shall promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such noncompliance, rectify the same at Lessor's expense.

     5. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, shall terminate this Lease.

     6. ORDINANCES AND STATUTES: Lessee shall comply in its use with all statutes, ordinances, and requirements of all municipal, state and federal authorities now in force, or which may later be in force. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises shall, at the option of the Lessor, be deemed a breach of this Lease.

     7. MAINTENANCE, REPAIRS, ALTERATIONS: Unless otherwise indicated, Lessee acknowledges that the Premises are in good order and repair upon lease commencement except for any latent defects. Lessor, at its sole cost, shall keep and maintain in good, safe, water tight, and sanitary order, condition, appearance, and repair the premises. Lessee will be responsible solely for any repairs or maintenance where it has abused or improperly used the premises causing the need for such maintenance or repair. Notwithstanding the above, to the extent an additional damper is needed in the HVAC system for adequate control within the premises is required in what has been referred to as the "founders premises" then that shall be installed at Lessee's expense.

No improvements or alteration of the premises that exceeds for non-structural alterations $5,000.00 in cost shall be made without the prior written consent of the Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least two (2) days' written notice in order that Lessor may post appropriate notices to avoid any liability for liens.

     8. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agents to enter the premises at reasonable times and upon reasonable notice for the purpose of inspecting the premises, and shall permit Lessor, at any time within sixty (60) days prior to the expiration of this Lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the premises to inspect the premises at reasonable times.

     9. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the premises unless caused through active negligence or greater culpability of Lessor. Lessee agrees to hold Lessor harmless from any claims for damages arising out of Lessee's use of the premises, and to indemnify Lessor for any expense incurred by Lessor in defending any such claims.

     10. POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement date set forth above, Lessor shall not be liable for any damage caused by the delay, nor shall this Lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this Lease if possession is not delivered within 15 days of the commencement term in Item 1.

     11. LESSEE'S INSURANCE: Lessee, at his/her expense, shall maintain plate glass and public liability insurance, including bodily injury and property damage, insuring Lessee and Lessor with minimum coverage as follows: $2,000,000. Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The policy shall require ten (10) days' written notice to Lessor prior to cancellation or material change of coverage.

     12. LESSOR'S INSURANCE: Lessor shall maintain hazard insurance covering one hundred percent (100%) replacement cost of the Improvements throughout the Lease term. Lessor's insurance will not insure Lessee's personal property or leasehold improvements.

     13. SUBROGATION: To the maximum extent permitted by insurance policies which may be owned by the parties, Lessor and Lessee waive any and all rights of subrogation which might otherwise exist.

     14. UTILITIES: Lessor agrees that he/she shall be responsible for the payment of all utilities, including water, gas, electricity, heat and other services delivered to the premises. Utilities, including HVAC shall be provided to the premises twenty-four (24) hours a day seven (7) days a week so that the HVAC properly cools or warms, as the case may be, the premises during any hours that Lessee chooses to use the premises and to properly maintain and repair the HVAC system and all utilities and plumbing and electrical systems. For this additional twenty-four (24) use of the HVAC system, Lessee shall have thermostats in the premises and the system will be properly maintained for such full utilized use at Lessor's expense. Lessee shall pay as an additional cost or rent under this Lease for this 24 hour use for this premises as well as all other space Lessee is leasing from Lessor, the cost of $350.00 per month payable the first day of each month commencing August 1, 1996 and through each remaining month of the Lease or extended term thereof so long as any space is being leased by Lessee that requires 24 hour HVAC.

     15. SIGNS: Lessor reserves the exclusive right to the roof, side and rear walls of the premises. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor, which shall not be unreasonably withheld.

     16. ABANDONMENT OF PREMISES: Lessee shall not abandon the premises at any time during the term of this Lease. If Lessee does abandon the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises shall be deemed to be abandoned, at the option of Lessor.

     17. CONDEMNATION: If any part of the premises is condemned for public use, and a part remains which is susceptible of occupation by Lessee, this Lease shall, as to the part taken, terminate as of the date the condemnor acquires possession. Lessee shall be required to pay such proportion of the rent for the remaining term as the value of the premises remaining bears to the total value of the premises at the date of condemnation; provided however, that Lessor may at his/her option, terminate this Lease as of the date the condemnor acquires possession. In the event that the premises are condemned in whole, or the remainder is not susceptible for use by the Lessee, this Lease shall terminate upon the date which the condemnor acquires possession. All sums which may be payable on account of any condemnation shall belong solely to the Lessor; except that Lessee shall be entitled to retain any amount awarded to him/her for his/her trade fixtures or moving expenses.

     18. TRADE FIXTURES: Any and all improvements made to the premises during the term shall belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination, remove all his/her trade fixtures, but shall pay for all costs necessary to repair any damage to the premises occasioned by the removal.

     19. DESTRUCTION OF PREMISES: In the event of the destruction of the premises during the term, from any cause, Lessor shall promptly repair the premises, provided that such repairs can be reasonably made within one hundred eighty (180) days. Such destruction shall not terminate this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs interferes with the business of Lessee on the premises. If the repairs cannot be made within one hundred eight (180) days, this Lease may be terminated at the option of either party by giving written notice to the other party within the one hundred eighty (180) day period. If the destruction is over 80% of the building or Property to which the premises is a part then Lessor may terminate this Lease at its election.

     20. HAZARDOUS MATERIALS: Lessee shall not use, store, or dispose of any hazardous substances upon the premises, except the use and storage of such substances that are customarily used in Lessee's business, and are in compliance with all environmental laws. Hazardous substances means any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property.

     21. INSOLVENCY: The appointment of a receiver, an assignment for the benefits of creditors, or the filing of a petition in bankruptcy by or against Lessee, shall constitute a breach of this Lease by Lessee.

     22. DEFAULT BY LESSEE: In the event of any material breach of this Lease by Lessee that is not cured within thirty (30) days' written notice to Lessee, Lessor may, at his/her option, terminate the Lease and recover from Lessee: (a) the worth at the time of award of the unpaid rent, which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform his/her obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.

Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under the Lease, including the right to recover the rent as it becomes due under the Lease.

Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.

          22.1 DEFAULT BY LESSOR: Lessor shall not be deemed in breach of this Lease unless Lessor fails to perform an obligation required of Lessor under this Lease within thirty (30) days of written notice from Lessee specifying such obligation not performed and demanding performance; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice is reasonably required for its performance, the Lessor shall not be in breach of this Lease if performance is commenced within thirty (30) days of such notice and diligently pursued to completion.

     23. SECURITY: The security deposit set forth above shall secure the performance of the Lessee's obligations. Lessor may, but shall not be obligated to apply all or portions of the deposit on account of Lessee's obligations. Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the security deposit in payment of the last month's rent.

     24. DEPOSIT REFUNDS: The balance of all deposits shall be refunded within three weeks (or otherwise required by law), form date possession is delivered to Lessor or his/her authorized Agent, together with a statement showing any charges made against such deposits by Lessor.

     25. ATTORNEY'S FEE AND COSTS: In any action or proceeding involving a dispute between Lessor and Lessee arising out of this Lease, the prevailing party shall be entitled to reasonable attorney's fees.

     26. WAIVER: No failure of either party to enforce any term of this Lease shall be deemed to be a waiver.

     27. NOTICES: Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or to Lessor at the address shown in Item 2, or at such other places as may be designated by the parties from time to time. Notice shall be effective five days after mailing, or on personal delivery.

     28. HOLDING OVER: Any holding over after the expiration of this Lease, with the consent of Owner, shall become a month-to-month tenancy at the monthly rent payable in advance and otherwise subject to the terms of this Lease, as applicable, until either party shall terminate the same by giving the other party thirty (30) days' written notice.

     29.  TIME:  Time is of the essence in this Lease.

     30. HEIRS, ASSIGNS, SUCCESSORS: This Lease is binding upon and inures to the benefit of the heirs, assigns and successors of the parties.

     31. OPTION FOR ADDITIONAL SPACE: Lessor gives Lessee the option to rent any or all of five (5) additional suites in the building for which the premises is a part for the suite numbers and rent as follows: Suite 107, Suite 109, Suite 111 for a combined rent of $1,250 per month; Suite 112 - $275.00 per month, and Suite 113 - $370.00 per month. If Lessee exercises this option(s) more than six
(6) months after lease commencement date then the rent shall be the then prevailing rental rate charged to the month-to-month tenant. Lessor will make each of these suites available to Lessee upon receipt of thirty (30) days' written notice term from Lessee that they are prepared to take down the suite indicated. Rent will be as indicated above and subject the CPI adjustments set forth in this Lease the term shall commence at the beginning of the month following the end of the thirty (30) days' written notice from Lessee to Lessor exercising this option as to the suite or suites to be taken and will end at the end of the term of this Lease subject to the extensions granted in this Lease. The leasing of this additional space shall cause the space to become part of the premises under this Lease subject to all the terms and conditions of this Lease except as modified in this paragraph. Lessee shall have five (5) business days to exercise this right starting when Lessee is provided the offered rental rate. Such rental shall be for the remaining term of this Lease with the same extension rights. If Lessee rejects the rental rate offered then Lessor may lease the space to anyone else for the same rate or higher.

     32. EARLY TERMINATION: Lessee shall have the right to terminate this Lease and the obligations thereunder before the end of the Lease term as set forth in Paragraph 1 above, as to any or all of the suites leased by Lessee from Lessor in the Building, on the following conditions: (1) Lessee gives Lessor at least ninety (90) days prior written notice of this exercise of right to terminate setting forth the space (suite(s)) being terminated and the date of termination ("Early Termination Date") which shall be the last day of a month;
(b) the Early Termination Date is at least eighteen (18) months after the commencement date of the Lease; (c) payment to Lessor on or before the Early Termination Date an amount equal to five (5) months' rent at the then rental rate being paid for the space for which the Lease is being terminated pursuant to this paragraph; (d) payment to Lessor of all rents due up to the Early Termination Date; and (e) as to the space (suite) in the Lease for 453 Sherman Avenue commencing December 15, 1995 ("initial space"); the payment to Lessor on or before the Early Termination Date of an amount equal to the number of months rent or fraction thereof for rental of the initial space calculated by multiplying the number of months left in the initial term for the initial space by .1167.

     33. LESSOR'S LIABILITY: In the event of a transfer of Lessor's title or interest to the property during the term of this Lease, Lessee agrees that the grantee of such title or interest shall be substituted as the Lessor under this Lease, and the original Lessor shall be released of all further liability; provided, that all deposits shall be transferred to the grantee.

     34.  ESTOPPEL CERTIFICATE:

          (a) On ten (10) days' prior written notice from Lessor, Lessee shall execute, acknowledge, and deliver to Lessor a statement in writing: (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charged are paid in advance, if any; and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of

Lessor, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective buyer or encumbrancer of the premises.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee: (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) that there are no uncured defaults in Lessor's performance; and (3) that not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance, refinance, or sell the premises, or any part thereof, Lessee agrees to deliver to any lender or buyer designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or buyer. All financial statements shall be received by the Lessor or the lender or buyer in confidence and shall be used only for the purposes set forth.

     35. ENTIRE AGREEMENT: The foregoing constitutes the entire Agreement between the parties and may be modified only in writing signed by all parties. The following exhibits are a part of this Lease:

The undersigned Lessee hereby acknowledges that he/she has thoroughly read and approved each of the provisions contained in this Offer, and agrees to the terms and conditions specified.

Lessee: ______________   Date: 9/9/96   Lessee: ________________   Date:________
                               ------

Chief Financial Officer, Internet Travel Network, Inc.

Receipt for deposit acknowledged by: ___________________________________________

                                  ACCEPTANCE

The undersigned Lessor accepts the foregoing Offer and agrees to lease the premises on the terms and conditions set forth above.

Lessor: ______________   Date: 9/4/96   Lessor: ________________   Date:________
                               ------


Lessee acknowledges receipt of a copy of the accepted Agreements.

Lessee: ______________   Date: 9/4/96   Lessee: ________________   Date:________
                               ------

Chief Financial Officer, Internet Travel Network, Inc.

The Master Lease monthly rent is increased by $1,875 per month, the total rent being equal to $8,432.50 per month. The new lease, which includes the Master Lease and this addendum will have the same duration, options, and yearly increases and dates of increase as the Master Lease.

The Lessee will lease the space as is. The Lessor must approve in writing all proposed changes, if any, but will not withhold consent unreasonably. The Lessee will pay for all required and approved changes.

Suites may become available at different times but, in any case, not later than two months following acceptance of this addendum. The Lessee will start to pay additional rent incrementally as soon as each individual suite will become available for occupancy or for construction, as required.

All other terms of the Master Lease will remain in effect.



Pio de Feo
Managing Partner
Enterprise Development Company

                        ENTERPRISE DEVELOPMENT COMPANY
                                 P.O. Box 1785
                          Burlingame, CA  94011-1785
                       Telephone & Fax:  (650) 343-2492

                                                                    July 9, 1996

Internet Travel Network
Mr. Michael Schradle, CFO
453 Sherman Avenue
Palo Alto, CA  94306

Dear Mr. M. Schradle;

The simplest way to add additional office space to that included in your existing Lease Contract dated November 16, 1995 (Master Lease), is to add the following addendum to that lease.

                                  ADDENDUM A


The Master Lease is modified to add 5 individual suites to the currently leased space. The suites are:

     1)   451/107, 451/109, 451/111 which are collectively leased for $1,250.00 per month;

     2)   451/112, which is leased for $275.00 per month; and

     3)   451/113, which is leased for $350.00 per month.

                              ASSIGNMENT OF LEASE

          This Assignment of Lease ("Assignment") is entered into this _____ day of September, 1996, by and between James M. Conte and Internet Travel Network.

                           ARTICLE 1 - DEFINITIONS

          1.1  As used herein the term "ASSIGNOR" shall refer to James M.
LoConte.

          1.2 As used herein the term "ASSIGNEE" shall refer to Internet Travel Network.

          1.3  As used herein the term "LESSOR" shall refer to Pio de Feo.

          1.4 As used herein the term "PREMISES" shall refer to certain office space located at 451 Sherman Avenue, Suite 100, Palo Alto, Santa Clara County, California, as modified between ASSIGNOR and LESSOR effective January 1, 1995, and consisting of approximately 861 square feet.

          1.5 As used herein the term "MASTER LEASE" shall refer to the Standard Office Lease and Addendum and any and all Exhibits and Attachments thereto between Pio de Feo as lessor and Dr. Alan A. Silverberg, D.C., Inc., as lessee, on or about January 6, 1992.

          1.6 As used herein the term "LoCONTE ASSIGNMENT" shall refer to the Assignment and Assumption of Lessor's Interest in Lease between Alan A. Silverberg as assignor, Pio de Feo as lessor, and James LoConte as assignee and Joseph LoConte as guarantor, dated October 28, 1994.

                               ARTICLE 2 - TERM

          2.1  Commencement Date.  The term of this ASSIGNMENT shall be for the
               -----------------
remaining term of the MASTER LEASE, including any such option period extending the term to February 28, 2002, which may be exercised by ASSIGNEE hereunder, and shall commence on October 1, 1996, (the "Commencement Date").

          This ASSIGNMENT goes into effect as of the Commencement Date and all duties arising hereunder shall be transferred to ASSIGNEE as of the Commencement Date and all duties arising hereunder shall be transferred to ASSIGNEE as of the Commencement Date regardless of when actual occupation of the PREMISES by ASSIGNEE begins.

          2.2  Option to Extend Term.  ASSIGNOR and ASSIGNEE hereby agree that
               ---------------------
paragraph 39 of the MASTER LEASE shall be non-operative and that the exercise of the option to extend the lease term of the PREMISES by ASSIGNEE shall not void ASSIGNEE's obligations arising hereunder.

                      ARTICLE 3 - OBLIGATIONS OF PARTIES

          3.1  LESSOR's Obligations.  LESSOR's obligations shall not be changed,
               --------------------
modified, extended, extinguished or harmed by this ASSIGNMENT. LESSOR shall continue to exercise duties and rights over the PREMISES in accordance with the terms of the MASTER LEASE.

          3.2  ASSIGNEE's Obligations.  ASSIGNEE assumes all obligations of
               ----------------------
ASSIGNOR arising under the MASTER LEASE and LoCONTE ASSIGNMENT and will be solely liable for the payment of rent and improvements and the performance of the terms and conditions of the MASTER LEASE, subject to any modifications by the LoCONTE ASSIGNMENT.

          ASSIGNEE shall not commit or permit to be committed any act or omission which would violate any term or provision of the MASTER LEASE.
ASSIGNEE shall neither do nor permit anything to be done which would cause the MASTER LEASE to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in LESSOR under the MASTER LEASE, and ASSIGNEE shall indemnify and hold ASSIGNOR harmless from and against any and all liability, judgments, costs, demands, claims, and damages of any kind whatsoever (including, without limitation, attorneys' fees and court costs) to the extent any act or omission by ASSIGNEE results in a violation of any term or provision of the MASTER LEASE. Neither early termination of the term of this ASSIGNMENT nor abandonment of the PREMISES by ASSIGNEE shall relieve or release ASSIGNEE of any of the obligations transferred to it by this ASSIGNMENT.

          ASSIGNEE hereby represents and warrants to ASSIGNOR that it has read and is familiar with the MASTER LEASE and accepts all terms of the MASTER LEASE, subject to any modifications of it by the LoCONTE ASSIGNMENT, and agrees to be bound thereby.

          3.3  ASSIGNOR's Obligations.  This ASSIGNMENT transfers ASSIGNOR's
               ----------------------
entire interest in the PREMISES. ASSIGNOR maintains no interest of any kind whatsoever, reversionary or present possessory, in the PREMISES.

          Assignor shall have no liability to ASSIGNEE or any other person for damage of any nature whatsoever as a result of the failure of LESSOR to perform its obligations under the MASTER LEASE of LoCONTE ASSIGNMENT. ASSIGNOR represents that it is not in breach of the MASTER LEASE or LoCONTE ASSIGNMENT and is current in payment of all sums due under the MASTER LEASE and LoCONTE ASSIGNMENT and shall indemnify and hold harmless ASSIGNEE from any obligations accruing prior to the Commencement Date herein.

          Upon expiration of the term of this ASSIGNMENT, all duties of the ASSIGNOR now owing to the LESSOR shall expire.

                               ARTICLE 4 - RENT

          4.1  Monthly Rent.  ASSIGNEE shall timely pay monthly rent in the
               ------------
amount of the $1,762.76 on or before the 1st day of each and every month without prior notice or demand and without any deduction, offset, or abatement, in lawful money of the United States, to LESSOR at the address set forth in the ASSIGNMENT.

          If the term of this ASSIGNMENT shall begin on a date other than the first of the month, ASSIGNEE agrees to pay that portion the monthly rent accrued on the PREMISES from the Commencement Date to the first of the next month.

          All rent increases incurred on the PREMISES pursuant to the schedule for increases stated in the MASTER LEASE or LoCONTE ASSIGNMENT shall be assumed by ASSIGNEE.

          ASSIGNEE's covenant to pay rent under this ASSIGNMENT shall continue until the term of the MASTER LEASE, including any exercised extension periods, has expired, whether or not ASSIGNEE vacates or abandons the premises or terminates the ASSIGNMENT, unless ASSIGNEE and ASSIGNOR agree in writing that ASSIGNOR will resume responsibility for payment of rents to LESSOR.

          4.2  Additional Rent.  To the extent of any additional rent owed under
               ---------------
the MASTER LEASE or LoCONTE ASSIGNMENT, ASSIGNEE shall pay all such amounts to LESSOR.

          4.3  Late Charge and Interest.  Any and all late charges or interest
               ------------------------
incurred under that MASTER LEASE or LoCONTE ASSIGNMENT shall be paid by ASSIGNEE to LESSOR.

          4.4  Tenant Improvement Loan.  ASSIGNEE agrees that it shall assume
               -----------------------
repayment of the tenant improvement loan referred to in Addendum paragraph 51 of the MASTER LEASE, pursuant to the repayment-amortization schedule dated April 7, 1992. ASSIGNEE agrees that it shall be solely responsible for repayment of the tenant improvement loan to the extent of the repayment-amortization schedule through the end of the MASTER LEASE term. ASSIGNEE further covenants that if the option to extend the term of this ASSIGNMENT is exercised by ASSIGNEE or for ASSIGNEE's benefit, it shall continue to repay the tenant improvement loan pursuant to the repayment-amortization schedule referred to herein until said loan is repaid in full. ASSIGNEE's exercise of the option to extend the term of the lease of the PREMISES constitutes an assumption of the tenant improvement loan and ASSIGNEE shall indemnify and hold harmless ASSIGNOR against any and all requests, claims or demands for payment from LESSOR or anyone acting on LESSOR's behalf, including LESSOR's creditors. Upon completion of repayment of the loan either pursuant to the repayment-amortization schedule or earlier repayment of the loan, ASSIGNEE shall obtain and secure from LESSOR a complete release of ASSIGNOR from any and all claims arising or which may arise against ASSIGNOR or in favor of LESSOR under the tenant improvement loan and repayment-amortization schedule.

          ASSIGNOR hereby agrees that if the option to extend the term of this ASSIGNMENT is not exercised by ASSIGNEE or for ASSIGNEE's benefit, ASSIGNOR shall, upon termination of this ASSIGNMENT and the lease, promptly repay to LESSOR the balance remaining due on the tenant improvement loan after ASSIGNEE fulfills its obligations under the loan repayment-amortization schedule, without abatement, reimbursement, or contribution from ASSIGNEE.

                         ARTICLE 5 - SECURITY DEPOSIT

          Upon execution hereof, ASSIGNOR hereby assigns to ASSIGNEE his rights to the security deposit under the MASTER LEASE in the sum of $1,925.00.

          ASSIGNEE shall pay to ASSIGNOR the sum of $1,925.00 within ten (10) business days of the date of this ASSIGNMENT as consideration for ASSIGNOR's transfer of rights to his security deposit under the MASTER LEASE.

                          ARTICLE 6 - USE OF PREMISES

          ASSIGNEE shall only make lawful use of the PREMISES of a quality reasonably comparable to that use by ASSIGNOR or consistent with the general character of the premises generally, and such use of the PREMISES shall be in accordance with the provisions of the MASTER LEASE regarding use of the premises (paras. 1.4, 6.1).

                     ARTICLE 7 - CONDITION OF THE PREMISES

          ASSIGNEE takes the PREMISES subject to all the rights of the LESSOR reserved in the PREMISES, including liens and other priority rights, and subject to all obligations imposed by the MASTER LEASE and in the condition as stated below.

          ASSIGNEE acknowledges that as of the Commencement Date the PREMISES and every part thereof, are in good condition and without need of repair. ASSIGNEE accepts the PREMISES "as is", ASSIGNEE having made all investigations and tests it deems necessary to establish to its own satisfaction the condition of the PREMISES.

          ASSIGNEE accepts the PREMISES subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the PREMISES and any covenants or restrictions of record. ASSIGNEE acknowledges that neither ASSIGNOR nor LESSOR have made any representations or warranties as to the condition of the PREMISES or its present or future suitability for ASSIGNEE's purposes.

                              ARTICLE 8 - NOTICES

          8.1  Manner of Service.  Any notice, demand, request, consent,
               -----------------
approval, submittal, or communication that any party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class, certified mail to the address set forth in Section 8.3, or by facsimile transmission at the phone number set forth in Section 8.3.

          8.2  Change of Address.  Any party may change its address or facsimile
               -----------------
phone number by promptly notifying the other party of the change of address or phone number in writing. Such written notice of a change of address shall be made within five (5) business days of the effective date of said change of address. In the event the notice of change of address is delivered to the facsimile telephone number of the other parties, such address change is deemed effective and received upon receipt of the sender of a transmission report verifying that the facsimile transmission was sent. In the event notice of change of address is delivered through the U.S. mails, it shall be sent by first class mail and shall be deemed effective and received three days after mailing such notice.

          In the event that any party fails to notify said other parties of a change of address as stated above, said party shall be liable for costs incurred by any other party who must employ outside services to locate said party. This provision shall not allow any party to such locator collect fees against LESSOR.

          8.3  Addresses.
               ---------

               ASSIGNOR                            ASSIGNEE
               Dr. James M. LoConte, D.C.          Internet Travel Network
               124 University Avenue Suite 201     453 Sherman Avenue
               Palo Alto, California 94301         Palo Alto, California 94306
                                                   Attention:  Michael Schradle
               Fax to:  (415) 326-1164             Fax to:  (415)  614-6390

               ASSIGNOR'S GUARANTOR                LESSOR
               Mr. Joseph LoConte                  Pio de Feo
               28140 Story Hill Lane               ____________________________
               Los Altos Hills, CA  94022          ____________________________
                                                   ____________________________
                                                   Fax to:_____________________

                     ARTICLE 9 - DISPUTES, ATTORNEYS' FEES

          9.1  Agreement to Arbitrate Dispute.  All disputes between ASSIGNOR
               ------------------------------
and ASSIGNEE arising under this ASSIGNMENT shall be submitted by the parties to binding arbitration.

          9.2  Attorneys' Fees.  The prevailing party (by arbitration award or
               ---------------
settlement) shall be entitled to recover as part of such proceeding its reasonable attorneys' fees and costs incurred in pursuing such arbitration and judicially enforcing such arbitration award.

              ARTICLE 10 - NOR RIGHT TO AMEND, ASSIGN OR SUBLEASE

          ASSIGNEE shall not have a right to amend, assign or sublease the PREMISES without ASSIGNOR's consent, which ASSIGNOR in its sole discretion may deny unless ASSIGNOR is released by LESSOR from any liability or obligation under the MASTER LEASE and LoCONTE ASSIGNMENT. Any such amendment, assignment or sublease shall be deemed a termination of this ASSIGNMENT and ASSIGNOR's liabilities and obligations under the MASTER LEASE and LoCONTE ASSIGNMENT.

          Any such unapproved amendment, assignment or sublease shall not relieve ASSIGNEE of liability for rents, improvement costs, loan repayment obligation, expenses, additional costs or fees under the MASTER LEASE or LoCONTE ASSIGNMENT transferred pursuant to this ASSIGNMENT.

                          ARTICLE 11 - MISCELLANEOUS

          11.1 Entire Agreement.  This ASSIGNMENT, Exhibits and Attachments
               ----------------
hereto constitute the entire agreement between the parties with respect to the matters described or referred to herein. ASSIGNOR has made no representations or warranties to ASSIGNEE except as expressly set forth herein. This ASSIGNMENT may only be amended pursuant to the terms of the MASTER LEASE.

          The following documents are incorporated by reference herein and attached as exhibits:

               EXHIBIT 1  MASTER LEASE
               EXHIBIT 2  LOCONTE ASSIGNMENT
               EXHIBIT 3  TENANT IMPROVEMENT LOAN
                          AMORTIZATION SCHEDULE DATED
                          APRIL 7, 1992

          11.2 Counterparts.  This ASSIGNMENT may be executed in two or more
               ------------
identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.3 Facsimile As Original. A facsimile copy of this ASSIGNMENT may
               ---------------------
be executed as an original.

          11.4 LESSOR Consent.  This ASSIGNMENT is conditioned on acceptance
               --------------
and consent by LESSOR as to the ASSIGNMENT and all the terms and conditions stated herein.

          11.5 Due Authority.  Each party represents and warrants that the
               -------------
person(s) signing on its behalf have the authority to bind it to this ASSIGNMENT

Executed as of the date first set forth above.

ASSIGNOR                                     ASSIGNEE

________________________________________     INTERNET TRAVEL NETWORK
James M. LoConte, D.C.


________________________________________     By:_______________________________
Joseph LoConte, Cosigner
                                             Its:______________________________



                             CONSENT TO ASSIGNMENT

          The undersigned LESSOR hereby agrees to and accepts the above Assignment of Lease and the terms thereof including the Option to Extend, with the understanding and condition that the Assignment of Lease does not release ASSIGNOR from the contracted obligations under the MASTER LEASE and LoCONTE ASSIGNMENT during the initial term of the MASTER LEASE should the ASSIGNEE fail to perform any obligations of the MASTER LEASE and LoCONTE ASSIGNMENT.

Date:  9/30/96                               LESSOR:
       ---------------------------------

                                             __________________________________
                                             Pio de Feo

                               February 4, 1996


Dr. J. LoConte
California Avenue Chiropractic
451 Sherman Avenue, Suite #100
Palo Alto, CA  94306

    Re: Rent escalation

Dear Dr. LoConte:

          Pursuant to the terms of the Addendum to you lease Assignment, the referenced Master Lease dated January 6, 1992, and the letter dated Sep. 27, 1995, your monthly rent is scheduled to increase effective March 1, 1996. This increase is computed in accordance with the Consumer Price Index (CPI) and is limited to a minimum of 4% and a maximum of 8%. Because the CPI increase during the last year has been less than 4%, your monthly rent increase will be based on the minimum of 4%. As such, starting with the month of December 1994, and each month thereafter until changed in accordance with the terms of your lease, your basic rent shall be $1,694.96 * 1.04 = $1,762.76 reflecting that increase. Your total monthly payment, including the loan payment schedule of $130.04, shall be:
$1,762.76 + $130.04 = $1,892.80.

          If you have any questions regarding this information, please contact our offices.

                                 Sincerely,

                                 Pio de Feo
                                 Managing Partner

            ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASE

1. Dr. Alan A. Silverberg, D.C., Inc. ("Assignor") does hereby assign and transfer to James M. LoConte ("Assignee") for valuable consideration, the receipt and sufficiency of which is acknowledged, all of Assignor rights under that certain Lease (the "Master Lease") dated Jan. 6, 1992 by and between Pio de Feo as Lessor (and Landlord), and Dr. Alan Silverberg, D.C., Inc. as Lessee, concerning the real property commonly known as 451 Sherman Avenue, Suite 100, Palo Alto, California (the "Premises").

2. Assignee hereby accepts the foregoing assignment and assumes and agrees to fully observe and perform all obligations of the Assignor under the Master Lease. Including among these obligations accepted by the Assignee are the Assignor obligations relative to the personal loan granted by Pio de Feo to the Assignor according to all terms of the loan as described in Tenant Improvement Loan document dated April 7, 1992 and signed by the Assignor, by Pio de Feo and by Herman Harrow. The balance of this loan, prior to the Oct. 1, 1994 payment, is $9,599.23 and the fixed monthly payment is $130.04 which includes Principal and Interest payments.

3. Mr. Joseph LoConte, father of the Assignee, is a Cosigner for all obligations of the Assignee under the terms of this Assignment contract. The Cosigner promises to personally perform all obligations of the Assignee, should the Assignee fail to do so, including paying the monthly rent according to the lease schedule in the Master Lease and paying the loan installments according to the terms of Tenant Improvement loan of Par. 3.

4. Assignor does assign to the Assignee the security deposit under said Lease in the sum of $1,925.00.

5. Assignor and Assignee agree that this assignment is subject to the terms and conditions of Landlord's consent to Assignment set forth in the next page.

                       LANDLORD'S CONSENT TO ASSIGNMENT

1. Landlord's consent to Assignment (Consent) is made and given this Oct. 28 day of 1994 by Pio de Feo (Lessor and Landlord's) under the Lease described in the foregoing assignment, subject to the terms and conditions stated in this Consent

2.   Reservation of Landlord's rights. Landlord consent to the Assignment
     --------------------------------
     is given pursuant to the Master Lease. The landlord specifically reserves all of Landlord's rights and privileges under the Master Lease. It is expressly understood that nothing in this consent shall be construed to modify the Master Lease or to waive any of Landlord's rights and privileges thereunder.

THE EFFECTIVE DATE OF THIS ASSIGNMENT IS JAN. 1, 1995.

Dated Oct. 28, 1994

ASSIGNOR:                (Print) A. Silverberg    (Sign)
                         -----------------------  -----------------------------

ASSIGNEE:                (Print) James LoConte    (Sign)
                         -----------------------  -----------------------------

ASSIGNEE CO-SIGNER:      (Print) Joseph LoConte   (Sign)
                         -----------------------  -----------------------------

LESSOR/LANDLORD:         (Print) Pio de Feo       (Sign)
                         -----------------------  -----------------------------

                              ASSIGNMENT OF LEASE

          This Assignment of Lease ("Assignment") is entered into this _____ day of September, 1996, by and between James M. LoConte and Internet Travel Network.

                            ARTICLE 1 - DEFINITIONS

          1.1  As used herein the term "ASSIGNOR" shall refer to James M.
LoConte.

          1.2 As used herein the term "ASSIGNEE" shall refer to Internet Travel Network.

          1.3  As used herein the term "LESSOR" shall refer to Pio de Feo.

          1.4 As used herein the term "PREMISES" shall refer to certain office space located at 451 Sherman Avenue, Suite 100, Palo Alto, Santa Clara County, California, as modified between ASSIGNOR and LESSOR effective January 1, 1995, and consisting of approximately 861 square feet.

          1.5 As used herein the term "MASTER LEASE" shall refer to the Standard Office Lease and Addendum and any and all Exhibits and Attachments thereto between Pio de Feo as lessor and Dr. Alan A. Silverberg, D.C., Inc., as lessee, on or about January 6, 1992.

          1.6 As used herein the term "LoCONTE ASSIGNMENT" shall refer to the Assignment and Assumption of Lessor's Interest in Lease between Alan A. Silverberg as assignor, Pio de Feo as lessor, and James LoConte as assignee and Joseph LoConte as guarantor, dated October 28, 1994.

                               ARTICLE 2 - TERM

          2.1  Commencement Date. The term of this ASSIGNMENT shall be for the
               -----------------
remaining term of the MASTER LEASE, including any such option period extending the term to February 28, 2002, which may be exercised by ASSIGNEE hereunder, and shall commence on October 1, 1996, (the "Commencement Date").

          This ASSIGNMENT goes into effect as of the Commencement Date and all duties arising hereunder shall be transferred to ASSIGNEE as of the Commencement Date and all duties arising hereunder shall be transferred to ASSIGNEE as of the Commencement Date regardless of when actual occupation of the PREMISES by ASSIGNEE begins.

          2.2  Option to Extend Term. ASSIGNOR and ASSIGNEE hereby agree that
               ---------------------
paragraph 39 of the MASTER LEASE shall be non-operative and that the exercise of the option to extend the lease term of the PREMISES by ASSIGNEE shall not void ASSIGNEE's obligations arising hereunder.

                      ARTICLE 3 - OBLIGATIONS OF PARTIES

          3.1  LESSOR's Obligations. LESSOR's obligations shall not be changed,
               --------------------
modified, extended, extinguished or harmed by this ASSIGNMENT. LESSOR shall continue to exercise duties and rights over the PREMISES in accordance with the terms of the MASTER LEASE.

          3.2  ASSIGNEE's Obligations. ASSIGNEE assumes all obligations of
               ----------------------
ASSIGNOR arising under the MASTER LEASE and LoCONTE ASSIGNMENT and will be solely liable for the payment of rent and improvements and the performance of the terms and conditions of the MASTER LEASE, subject to any modifications by the LoCONTE ASSIGNMENT.

          ASSIGNEE shall not commit or permit to be committed any act or omission which would violate any term or provision of the MASTER LEASE.
ASSIGNEE shall neither do nor permit anything to be done which would cause the MASTER LEASE to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in LESSOR under the MASTER LEASE, and ASSIGNEE shall indemnify and hold ASSIGNOR harmless from and against any and all liability, judgments, costs, demands, claims, and damages of any kind whatsoever (including, without limitation, attorneys' fees and court costs) to the extent any act or omission by ASSIGNEE results in a violation of any term or provision of the MASTER LEASE. Neither early termination of the term of this ASSIGNMENT nor abandonment of the PREMISES by ASSIGNEE shall relieve or release ASSIGNEE of any of the obligations transferred to it by this ASSIGNMENT.

          ASSIGNEE hereby represents and warrants to ASSIGNOR that it has read and is familiar with the MASTER LEASE and accepts all terms of the MASTER LEASE, subject to any modifications of it by the LoCONTE ASSIGNMENT, and agrees to be bound thereby.

          3.3  ASSIGNOR's Obligations. This ASSIGNMENT transfers ASSIGNOR's
               ----------------------
entire interest in the PREMISES. ASSIGNOR maintains no interest of any kind whatsoever, reversionary or present possessory, in the PREMISES.

          Assignor shall have no liability to ASSIGNEE or any other person for damage of any nature whatsoever as a result of the failure of LESSOR to perform its obligations under the MASTER LEASE of LoCONTE ASSIGNMENT. ASSIGNOR represents that it is not in breach of the MASTER LEASE or LoCONTE ASSIGNMENT and is current in payment of all sums due under the MASTER LEASE and LoCONTE ASSIGNMENT and shall indemnify and hold harmless ASSIGNEE from any obligations accruing prior to the Commencement Date herein.

          Upon expiration of the term of this ASSIGNMENT, all duties of the ASSIGNOR now owing to the LESSOR shall expire.

                               ARTICLE 4 - RENT

          4.1  Monthly Rent. ASSIGNEE shall timely pay monthly rent in the
               ------------
amount of the $1,762.76 on or before the 1st day of each and every month without prior notice or demand and without any deduction, offset, or abatement, in lawful money of the United States, to LESSOR at the address set forth in the ASSIGNMENT.

          If the term of this ASSIGNMENT shall begin on a date other than the first of the month, ASSIGNEE agrees to pay that portion the monthly rent accrued on the PREMISES from the Commencement Date to the first of the next month.

          All rent increases incurred on the PREMISES pursuant to the schedule for increases stated in the MASTER LEASE or LoCONTE ASSIGNMENT shall be assumed by ASSIGNEE.

          ASSIGNEE's covenant to pay rent under this ASSIGNMENT shall continue until the term of the MASTER LEASE, including any exercised extension periods, has expired, whether or not ASSIGNEE vacates or abandons the premises or terminates the ASSIGNMENT, unless ASSIGNEE and ASSIGNOR agree in writing that ASSIGNOR will resume responsibility for payment of rents to LESSOR.

          4.2 Additional Rent. To the extent of any additional rent owed under the MASTER LEASE or LoCONTE ASSIGNMENT, ASSIGNEE shall pay all such amounts to LESSOR.

          4.3  Late Charge and Interest. Any and all late charges or interest
               ------------------------
incurred under that MASTER LEASE or LoCONTE ASSIGNMENT shall be paid by ASSIGNEE to LESSOR.

          4.4  Tenant Improvement Loan. ASSIGNEE agrees that it shall assume
               -----------------------
repayment of the tenant improvement loan referred to in Addendum paragraph 51 of the MASTER LEASE, pursuant to the repayment-amortization schedule dated April 7, 1992. ASSIGNEE agrees that it shall be solely responsible for repayment of the tenant improvement loan to the extent of the repayment-amortization schedule through the end of the MASTER LEASE term. ASSIGNEE further covenants that if the option to extend the term of this ASSIGNMENT is exercised by ASSIGNEE or for ASSIGNEE's benefit, it shall continue to repay the tenant improvement loan pursuant to the repayment-amortization schedule referred to herein until said loan is repaid in full. ASSIGNEE's exercise of the option to extend the term of the lease of the PREMISES constitutes an assumption of the tenant improvement loan and ASSIGNEE shall indemnify and hold harmless ASSIGNOR against any and all requests, claims or demands for payment from LESSOR or anyone acting on LESSOR's behalf, including LESSOR's creditors. Upon completion of repayment of the loan either pursuant to the repayment-amortization schedule or earlier repayment of the loan, ASSIGNEE shall obtain and secure from LESSOR a complete release of ASSIGNOR from any and all claims arising or which may arise against ASSIGNOR or in favor of LESSOR under the tenant improvement loan and repayment-amortization schedule.

          ASSIGNOR hereby agrees that if the option to extend the term of this ASSIGNMENT is not exercised by ASSIGNEE or for ASSIGNEE's benefit, ASSIGNOR shall, upon termination of this ASSIGNMENT and the lease, promptly repay to LESSOR the balance remaining due on the tenant improvement loan after ASSIGNEE fulfills its obligations under the loan repayment-amortization schedule, without abatement, reimbursement, or contribution from ASSIGNEE.

                         ARTICLE 5 - SECURITY DEPOSIT

          Upon execution hereof, ASSIGNOR hereby assigns to ASSIGNEE his rights to the security deposit under the MASTER LEASE in the sum of $1,925.00.

          ASSIGNEE shall pay to ASSIGNOR the sum of $1,925.00 within ten (10) business days of the date of this ASSIGNMENT as consideration for ASSIGNOR's transfer of rights to his security deposit under the MASTER LEASE.

                          ARTICLE 6 - USE OF PREMISES

          ASSIGNEE shall only make lawful use of the PREMISES of a quality reasonably comparable to that use by ASSIGNOR or consistent with the general character of the premises generally, and such use of the PREMISES shall be in accordance with the provisions of the MASTER LEASE regarding use of the premises (paras. 1.4, 6.1).

                     ARTICLE 7 - CONDITION OF THE PREMISES

          ASSIGNEE takes the PREMISES subject to all the rights of the LESSOR reserved in the PREMISES, including liens and other priority rights, and subject to all obligations imposed by the MASTER LEASE and in the condition as stated below.

          ASSIGNEE acknowledges that as of the Commencement Date the PREMISES and every part thereof, are in good condition and without need of repair. ASSIGNEE accepts the

PREMISES "as is", ASSIGNEE having made all investigations and tests it deems necessary to establish to its own satisfaction the condition of the PREMISES.

          ASSIGNEE accepts the PREMISES subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the PREMISES and any covenants or restrictions of record. ASSIGNEE acknowledges that neither ASSIGNOR nor LESSOR have made any representations or warranties as to the condition of the PREMISES or its present or future suitability for ASSIGNEE's purposes.

                             ARTICLE 8 - NOTICES

          8.1  Manner of Service. Any notice, demand, request, consent,
               -----------------
approval, submittal, or communication that any party desires or is required to give to the other party or any other person shall be in writing and either served personally or sent by prepaid, first-class, certified mail to the address set forth in Section 8.3, or by facsimile transmission at the phone number set forth in Section 8.3.

          8.2  Change of Address. Any party may change its address or facsimile
               -----------------
phone number by promptly notifying the other party of the change of address or phone number in writing. Such written notice of a change of address shall be made within five (5) business days of the effective date of said change of address. In the event the notice of change of address is delivered to the facsimile telephone number of the other parties, such address change is deemed effective and received upon receipt of the sender of a transmission report verifying that the facsimile transmission was sent. In the event notice of change of address is delivered through the U.S. mails, it shall be sent by first class mail and shall be deemed effective and received three days after mailing such notice.

          In the event that any party fails to notify said other parties of a change of address as stated above, said party shall be liable for costs incurred by any other party who must employ outside services to locate said party. This provision shall not allow any party to such locator collect fees against LESSOR.

          8.3  Addresses.
               ---------

ASSIGNOR                                   ASSIGNEE
--------                                   --------
Dr. James M. LoConte, D.C.                 Internet Travel Network
124 University Avenue Suite 201            453 Sherman Avenue
Palo Alto, California 94301                Palo Alto, California 94306
                                           Attention:  Michael Schradle
Fax to:  (415) 326-1164                    Fax to:  (415)  614-6390

ASSIGNOR'S GUARANTOR                       LESSOR
--------------------                       ------
Mr. Joseph LoConte                         Pio de Feo
28140 Story Hill Lane                      /s/ Pio de Feo
                                           ----------------------------
Los Altos Hills, CA  94022                 ____________________________
                                           ____________________________
                                           Fax to:_____________________

                     ARTICLE 9 - DISPUTES, ATTORNEYS' FEES

          9.1  Agreement to Arbitrate Dispute. All disputes between ASSIGNOR and
               ------------------------------
ASSIGNEE arising under this ASSIGNMENT shall be submitted by the parties to binding arbitration.

          9.2  Attorneys' Fees. The prevailing party (by arbitration award or
               ---------------
settlement) shall be entitled to recover as part of such proceeding its reasonable attorneys' fees and costs incurred in pursuing such arbitration and judicially enforcing such arbitration award.

             ARTICLE 10 - NO RIGHT TO AMEND, ASSIGN OR SUBLEASE

          ASSIGNEE shall not have a right to amend, assign or sublease the PREMISES without ASSIGNOR's consent, which ASSIGNOR in its sole discretion may deny unless ASSIGNOR is released by LESSOR from any liability or obligation under the MASTER LEASE and LoCONTE ASSIGNMENT. Any such amendment, assignment or sublease shall be deemed a termination of this ASSIGNMENT and ASSIGNOR's liabilities and obligations under the MASTER LEASE and LoCONTE ASSIGNMENT.

          Any such unapproved amendment, assignment or sublease shall not relieve ASSIGNEE of liability for rents, improvement costs, loan repayment obligation, expenses, additional costs or fees under the MASTER LEASE or LoCONTE ASSIGNMENT transferred pursuant to this ASSIGNMENT.

                         ARTICLE 11 - MISCELLANEOUS

          11.1  Entire Agreement. This ASSIGNMENT, Exhibits and Attachments
                ----------------
hereto constitute the entire agreement between the parties with respect to the matters described or referred to herein. ASSIGNOR has made no representations or warranties to ASSIGNEE except as expressly set forth herein. This ASSIGNMENT may only be amended pursuant to the terms of the MASTER LEASE.

          The following documents are incorporated by reference herein and attached as exhibits:

                EXHIBIT 1  MASTER LEASE
                EXHIBIT 2  LOCONTE ASSIGNMENT
                EXHIBIT 3 TENANT IMPROVEMENT LOAN AMORTIZATION SCHEDULE DATED APRIL 7, 1992

          11.2  Counterparts. This ASSIGNMENT may be executed in two or more
                ------------
identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.3  Facsimile As Original. A facsimile copy of this ASSIGNMENT may
                ---------------------
be executed as an original.

          11.4  LESSOR Consent. This ASSIGNMENT is conditioned on acceptance and
                --------------
consent by LESSOR as to the ASSIGNMENT and all the terms and conditions stated herein.

          11.5  Due Authority. Each party represents and warrants that the
                ------------
person(s) signing on its behalf have the authority to bind it to this ASSIGNMENT.

          Executed as of the date first set forth above.

ASSIGNOR:                        ASSIGNEE:

                                 INTERNET TRAVEL NETWORK
____________________________
JAMES M. LoCONTE, D.C.

                                 By /s/[SIGNITURE ILLEGIBLE]^^
____________________________        ---------------------------
JOSEPH LoCONTE, COSIGNER         Its [ILLEGIBLE]
                                    ---------------------------



                             CONSENT TO ASSIGNMENT

          The undersigned LESSOR hereby agrees to and accepts the above Assignment of Lease and the terms thereof including the Option to Extend, with the understanding and condition that the Assignment of Lease does not release ASSIGNOR from the contracted obligations under the MASTER LEASE and LoCONTE ASSIGNMENT during the initial term of the MASTER LEASE should the ASSIGNEE fail to perform any obligations of the MASTER LEASE and LoCONTE ASSIGNMENT.

Date:  9/30/96                           LESSOR:
      ------------------
                                         /s/ Pio de Feo
                                         -------------------------
                                         Pio de Feo

                                                       February 4, 1996

Dr. J. LoConte
California Avenue Chiropractic
451 Sherman Avenue, Suite #100
Palo Alto, CA  94306

Re: Rent escalation

Dear Dr. LoConte:

Pursuant to the terms of the Addendum to you lease Assignment, the referenced Master Lease dated January 6, 1992, and the letter dated Sep. 27, 1995, your monthly rent is scheduled to increase effective March 1, 1996. This increase is computed in accordance with the Consumer Price Index (CPI) and is limited to a minimum of 4% and a maximum of 8%. Because the CPI increase during the last year has been less than 4%, your monthly rent increase will be based on the minimum of 4%. As such, starting with the month of December 1994, and each month thereafter until changed in accordance with the terms of your lease, your basic rent shall be $1,694.96 * 1.04 = $1,762.76 reflecting that increase. Your total monthly payment, including the loan payment schedule of $130.04, shall be:
$1,762.76 + $130.04 = $1,892.80.

If you have any questions regarding this information, please contact our offices.

                                                         Sincerely,

                                                         Pio de Feo
                                                         Managing Partner

            ASSIGNMENT AND ASSUMPTION OF LESSOR'S INTEREST IN LEASE

1.   Dr. Alan A. Silverberg, D.C., Inc. ("Assignor") does hereby assign and
     ----------------------------------
transfer to James M. LoConte ("Assignee") for valuable consideration, the
            -----------------------------
receipt and sufficiency of which is acknowledged, all of Assignor rights under that certain Lease (the "Master Lease") dated Jan. 6, 1992 by and between Pio de
                                              ------------                ------
Feo as Lessor (and Landlord), and Dr. Alan Silverberg, D.C., Inc. as Lessee,
---                               -------------------------------
concerning the real property commonly known as 451 Sherman Avenue, Suite 100,
                                               ------------------------------
Palo Alto, California (the "Premises").
---------------------

2. Assignee hereby accepts the foregoing assignment and assumes and agrees to fully observe and perform all obligations of the Assignor under the Master Lease. Including among these obligations accepted by the Assignee are the Assignor obligations relative to the personal loan granted by Pio de Feo to the Assignor according to all terms of the loan as described in Tenant Improvement Loan document dated April 7, 1992 and signed by the Assignor, by Pio de Feo and by Herman Harrow. The balance of this loan, prior to the Oct. 1, 1994 payment, is $9,599.23 and the fixed monthly payment is $130.04 which includes Principal and Interest payments.

3.   Mr. Joseph LoConte, father of the Assignee, is a Cosigner for all
     ------------------
obligations of the Assignee under the terms of this Assignment contract. The Cosigner promises to personally perform all obligations of the Assignee, should the Assignee fail to do so, including paying the monthly rent according to the lease schedule in the Master Lease and paying the loan installments according to the terms of Tenant Improvement loan of Par. 3.

4. Assignor does assign to the Assignee the security deposit under said Lease in the sum of $1,925.00.

5. Assignor and Assignee agree that this assignment is subject to the terms and conditions of Landlord's consent to Assignment set forth in the next page.

                       LANDLORD'S CONSENT TO ASSIGNMENT

1.   Landlord's consent to Assignment (Consent) is made and given this Oct. 28
                                                                       -------
day of 1994 by Pio de Feo (Lessor and Landlord's) under the Lease described in
       ----    ----------
the foregoing assignment, subject to the terms and conditions stated in this Consent

2.   Reservation of Landlord's rights. Landlord consent to the Assignment is
     --------------------------------
given pursuant to the Master Lease. The landlord specifically reserves all of Landlord's rights and privileges under the Master Lease. It is expressly understood that nothing in this consent shall be construed to modify the Master Lease or to waive any of Landlord's rights and privileges thereunder.

THE EFFECTIVE DATE OF THIS ASSIGNMENT IS JAN. 1, 1995.

Dated Oct. 28, 1994
     -----------------
ASSIGNOR:                (Print) A. Silverberg    (Sign) /s/ A. Silverberg
                         -----------------------  -------------------------

ASSIGNEE:                (Print) James LoConte    (Sign) /s/ James LoConte
                         -----------------------  -------------------------

ASSIGNEE CO-SIGNER:      (Print) Joseph LoConte   (Sign) /s/ Joseph LoConte
                         -----------------------  -------------------------

LESSOR/LANDLORD:         (Print) Pio de Feo       (Sign) /s/ Pio de Feo
                         -----------------------  -------------------------

                         STANDARD OFFICE LEASE - GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

     1.   Basic Lease Provisions ("Basic Lease Provisions")
          ----------------------

          1.1  Parties:  This Lease, dated for reference purposes only. January
               -------
6, 1992, is made by and between Pio DeFeo, an Individual (therein called "Lessor") and Dr. Alan A. Silverberg, D.C., Inc., doing business under the name of California Avenue Chiropractic (therein called "Lessee").

          1.2  Premises:  Suite Number(s) #N, 1st floor, consisting of
               --------
approximately 1,100 sq. feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

          1.3  Building:  Commonly described as being located at 451 Sherman
               --------
Avenue, in the City of Palo Alto, County of Santa Clara, State of California as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

          1.4  Use:  Chiropractic Office, subject to paragraph 6.
               ---

          1.5  Term: five (5) years commencing March 1, 1992 ("Commencement
               ----
Date") and ending February 28, 1997, as defined in paragraph 3.

          1.6  Base Rent:  One Thousand Nine Hundred Twenty-five & No/100
               ---------
Dollars ($1,925.00) per month, payable on the 1st day of each month per paragraph 4.1.

          1.7  Base Rent Increase: On March 1, 1993, and each subsequent year,
               ------------------
the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

          1.8  Rent Paid Upon Execution:  One Thousand Nine Hundred Twenty-five
               ------------------------
and No/100 Dollars ($1,925.00) as prepaid rent for April 1992. (The rent for March 1992 is abated.)

          1.9  Security Deposit:  One Thousand Nine Hundred Twenty-five and
               ----------------
No/100 Dollars ($1,925.00).

          1.10 Deleted

     2.   Premises, Parking and Common Areas.
          ----------------------------------

          2.1  Premises:  The Premises are a portion of a building, herein
               --------
sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from

Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

          2.2    Deleted.

          2.2.1  Deleted.

          2.2.2  Deleted.

          2.3    Common Areas--Definition.  The term "Common Areas" is defined
                 ------------------------
as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

          2.4    Common Areas--Rules and Regulations.  Lessee agrees to abide by
                 -----------------------------------
and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce and rules and regulations. Lessor shall not be responsible to Lessee for the noncompliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

          2.5    Common Areas--Changes.  Lessor shall have the right, in
                 ---------------------
Lessor's sole discretion, from time to time:

                 (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

                 (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                 (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                   (d) To add additional buildings and improvements to the Common Areas;

                   (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project or any portion thereof;

                   (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project is Lessor may, in the exercise of sound business judgment deem to be appropriate.

          3.  Term.
              ----

              3.1  Term. The term and Commencement Date of this Lease shall be
                   ----
as specified in paragraph 1.5 of the Basic Lease Provisions.

              3.2  Delay in Possession. Notwithstanding said Commencement Date,
                   -------------------
if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee. Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard improvements and, as o Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

              3.2.1  Possession Tendered--Defined. Possession of the Premises
                     ----------------------------
shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1.

              3.2.2  Delays Caused by Lessee. There shall be no abatement of
                     -----------------------
rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

          3.3    Early Possession.  If Lessee occupies the Premises prior to
                 ----------------
said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

          3.4    Uncertain Commencement.  In the event commencement of the Lease
                 ----------------------
term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

     4.   Rent.
          ----

          4.1    Base Rent.  Subject to adjustment as hereinafter provided in
                 ---------
paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph
1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.6 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

          4.2    Releted

          4.3    Rent Increase.
                 -------------

          4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967 = 100). "All Items," for the city nearest the location of the Building, herein referred to as "C.P.I.", since the date of this Lease. However, the increase in Base Rent shall be subject to a minimum increase of four percent (4%) per year and shall be no more than eight percent (8%) per year.

          4.3.2 The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction, the numerator of which shall be the C.P.I. of the calendar month during which the adjustments is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease form commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

          4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or [illegible copy] be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that Lessor [illegible copy] cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the

[illegible copy] in which the Premises are located, in accordance with the then rules of said association, and the decision of the arbitrators shall be binding [illegible copy] the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

          4.3.4 Lessee shall continue to pay the rent at the rate previously in effect until the increase, if any, is determined within five (5) days following the date on which the increase is determined. Lessee shall make such payment to Lessor as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rental shall be paid at the increased rate.

          4.3.5 At such time as the amount of any change in rental required by this lease is known or determined, Lessor and Lessee shall execute an amendment to this Lease setting forth such change.

      5.  Security Deposit. Lessee shall deposit with Lessor upon execution
          ----------------
hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease. Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

      6.  Use.
          ---

          6.1  Use. The Premises shall be used and occupied only for the purpose
               ---
set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

          6.2  Compliance with Law.
               -------------------

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense rectify any such violation.

               (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record and requirements of any fire insurance underwriters or rating bureaus now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during that term of any part of the term hereof, relating to any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises of the Common Areas in any manner that will lend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

          6.3  Condition of Premises.  See Addendum, paragraph 51.
               ---------------------

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of records, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly at Lessor's sole cost and expense, rectify any such violation.

               (b) Except as provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

      7.  Maintenance, Repairs, Alterations and Common Area Services.
          ----------------------------------------------------------

          7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

          7.2  Lessee's Obligations.
               --------------------

               (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear, Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

               (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

          7.3  Alterations and Additions.  Lessee shall provide Lessor a written
               -------------------------
description of equipment which Lessee attaches to the Premise and which shall be removed upon Lease expiration. Lessee shall be responsible for any repairs necessary to walls or floor as a result of such installation and removal.

               (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations. Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

               (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

               (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

               (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law if Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises [illegible copy] Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to [illegible copy] equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building [illegible copy] Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees [illegible copy] in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

               (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

               (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

          7.4  Utility Additions. Lessor reserves the right to install new or
               -----------------
additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

      8.  Insurance; Indemnity.
          --------------------

          8.1  Liability Insurance--Lessee. Lessee shall, at Lessee's expense,
               ---------------------------
obtain and keep in force during the term of this Lease a policy of Commercial General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GLO404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

          8.2  Liability Insurance--Lessor. Lessor shall obtain and keep in
               ---------------------------
force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

          8.3  Property Insurance--Lessee. Lessee shall, at Lessee's expense,
               --------------------------
obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage endorsements in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

          8.4  Property Insurance--Lessor. Lessor shall obtain and keep in force
               --------------------------
during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

          8.5  Insurance Policies. Lessee shall deliver to Lessor copies of
               ------------------
liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty
(30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

          8.6  Waiver of Subrogation. Lessee and Lessor each hereby release and
               ---------------------
relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

          8.7  Indemnity. Lessee shall indemnify and hold harmless Lessor and
               ---------
its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any Lessee's agents, contractors, employees or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

          8.8  Exemption of Lessor from Liability. Lessee hereby agrees that
               ----------------------------------
Lessor shall not be liable for injury to Lessee's business or any loss of income herefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damages or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

          8.9  No Representation of Adequate Coverage. Lessor makes no
               --------------------------------------
representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

      9.  Damage or Destruction.
          ---------------------

          9.1  Definitions.
               -----------

               (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

               (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

               (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent [illegible copy] the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

               (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

               (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

               (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

               (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

          9.2  Premises Damage, Premises Building Partial Damage.
               -------------------------------------------------

               (a)  Insured Loss.  Subject to the provisions of paragraphs 9.4
                    ------------
and 9.5, if at any time during the term of this Lease there is damage which is an insured loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage and this Lease shall continue in full force and effect.

               (b)  Uninsured Loss. Subject to the provisions of paragraphs 9.4
                    --------------
and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

          9.3  Premises Building Total Destruction; Office Building Project
               ------------------------------------------------------------
Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at
-----------------
any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

          9.4  Damage Near End of Term.
               -----------------------

               (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

               (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

          9.5  Abatement of Rent; Lessee's Remedies.
               ------------------------------------

               (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operating and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

               (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

          9.6  Termination--Advance Payments. Upon termination of this Lease
               -----------------------------
pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

          9.7  Waiver. Lessor and Lessee waive the provisions of any statute
               ------
which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

     10.  Real Property Taxes.
          -------------------

          10.1  Payment of Taxes. Lessor shall pay the real property tax, as
                ----------------
defined in paragraph 10.3, applicable to the Office Building Project.

          10.2  Additional Improvements. Lessee shall not be responsible for
                -----------------------
paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

          10.3  Definition of "Real Property Tax." As used herein, the term
                --------------------------------
"real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agriculture, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Llessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

          10.4  Joint Assessment. If the improvements or property, the taxes for
                ----------------
which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed. Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

          10.5  Personal Property Taxes.
                -----------------------

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

          11.   Utilities.
                ---------

                11.1  Services Provided by Lessor. Lessor shall provide heating,
                      ---------------------------
ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

                11.2  Deleted.

                11.3  Hours of Service. Said services and utilities shall be
                      ----------------
provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. Lessor shall provide utility services to Lessee's Premises on Saturday mornings.

                11.4  Excess Usage by Lessee. Lessee shall not make connection
                      ----------------------
to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

                11.5  Interruptions. There shall be no abatement of rent and
                      -------------
Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

           12.  Assignment and Subletting.
                -------------------------

                12.1  Lessor's Consent Required.  Lessee shall not voluntarily
                      -------------------------
or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer, encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need [illegible copy] notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating; (a [illegible copy] Lessee is a corporation, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

               12.2  Lessee Affiliate.  Notwithstanding the provisions of
                     ----------------
paragraph 12.2 hereof, Lessee may assign or sublet the Premises, or any portion [illegible copy] without Lessor's consent to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective
(a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

               12.3  Terms and Conditions Applicable to Assignment and
                     -------------------------------------------------
                     Subletting.
                     ----------

                    (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense increase, and to perform [illegible copy] other obligations to be performed by Lessee hereunder.

                    (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

                    (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver of estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

                    (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                    (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by [illegible copy] or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease [illegible copy] such sublease.

                    (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

               (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no delay then exists under this Lease of the obligations to be performed by Lessee nor shall such consent by deemed a waiver of any then existing default except as may be otherwise stated by Lessor at the time.

               (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting will materially raise shall, at Lessor's election, render Lessor's said consent null and void.

         12.4  Additional Terms and Conditions Applicable to Subletting.
               --------------------------------------------------------
Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore [illegible copy] hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rent accruing under sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against and sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

               (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

               (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or to any other prior defaults of Lessee under such sublease.

               (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublease. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.5  Lessor's Expense. In the event Lessee shall assign or sublet the
               ----------------
Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorney's; architects', engineers' or other consultants' fees. Limit to $500.00 per sublet or assignment request.

         12.6  Conditions to Consent.  Lessor reserves the right to condition
               ---------------------
any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and no in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be all time of the execution of this Lease or of such assignments of subletting, whichever is greater.

     13. Default; Remedies.
         -----------------

         13.1  Default.  The occurrence of any one or more of the following
               -------
events shall constitute a material default of this Lease by Lessee:

               (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

               (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraph 7.3(a), (b) or (e) (alterations), 12.3 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee hereof.

               (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable

Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

               (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lease; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

               (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors, (ii) Lessee becoming a "debtor" as defined in __ U.S.C. (S)101 or any successor statute thereof unless, in the case of a petition filed against Lessee. The same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lease's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

               (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

         13.2  Remedies.  In the event of any material default of breach of this
               --------
Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

               (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

               (b) Maintain Lessee's right to possession in which case this Lease under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3  Default by Lessor.  Lessor shall not be in default unless Lessor
               -----------------
fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed or trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

         13.4  Late Charges.  Lessee hereby acknowledges that late payment by
               ------------
Lessee to Lessor of Base Rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount at which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     14.  Condemnation. If the Premises or any portion thereof or the Office
          ------------
Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises. Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

     15.  Broker's Fee.
          ------------

          (a) The brokers involved in this transaction are __________________________________________ as "listing broker" and Cornish &
Carey Commercial as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is not separate agreement between Lessor and said broker(s), per agreement, for brokerage services rendered by said broker(s) to Lessor in this transaction. Cornish & Carey Commercial shall receive a full commission per Cornish & Carey Commercial's Standard Commission Schedule.

          (b) Lessor further agrees that (i) if Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent properly in which Lessor has an interest, or
(v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increase, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

          (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, which such fee is due hereunder. Any transferee of Lessor's interest in this Lease whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

          (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealing with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorney fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

     16.  Estoppel Certificate.
          --------------------

          (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Office Building Project or of the business of Lessee.

          (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

          (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchase designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17.  Lessor's Liability. The term "Lessor" as used herein shall mean only
          ------------------
the owner or owners, at the time in question, of the ____ title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such little or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     18.  Severability.  The invalidity of any provision of this Lease as
          ------------
determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     19.  Interest on Past-due Obligations. Except as expressly herein provided,
          --------------------------------
any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

     20.  Time of Essence.  Time is of the essence with respect to the
          ---------------
obligations to be performed under this Lease.

     21.  Additional Rent.  All monetary obligations of Lessee to Lessor under
          ---------------
the terms of this Lease and any other expenses payable by Lessee hereunder shall be deemed to be rent.

     22.  Incorporation of Prior Agreements; Amendments. This Lease contains all
          ---------------------------------------------
agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Officer Building Project and Lessee acknowledges that Lessee assume all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

     23.  Notice.  Any notice required or permitted to be given hereunder shall
          ------
be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may be notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

     24.  Waivers.  No waiver by Lessor or any provision hereof shall be deemed
          -------
a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by

Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     25.  Recording.  Either Lessor or Lessee shall, upon request of the other,
          ---------
execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     26.  Holding Over.  If Lessee, with Lessor's consent, remains in possession
          ------------
of the Premises or any part thereof after the expiration of the term hereof such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred twenty five (125%) of the rent payable immediately preceding the termination date of this lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said-month to month tenancy.

     27.  Cumulative Remedies.  No remedy or election hereunder shall be deemed
          -------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     28.  Covenants and Conditions.  Each provision of this Lease performance by
          ------------------------
Lessee shall be deemed both a covenant and a condition.

     29.  Binding Effect; Choice of Law.  Subject to any provisions hereof
          -----------------------------
restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the country in which the Office Building Project is located.

     30.  Subordination.
          -------------

          (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease or such Options are dated prior to subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

     31.  Attorneys' Fees.
          ---------------

          31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

          31.2 The attorney's fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

          31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

     32.  Lessor's Access.
          ---------------

          32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 90 days of the terms hereof place on or about the Premises any ordinary "For Lease" signs.

          32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

          32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safe and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges or injuries or interference with Lessee's property or business in connection therewith.

     33.  Auctions.  Lessee shall not conduct, nor permit to be conducted,
          --------
either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard or reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

     34.  Signs.  Lessee shall not place any sign upon the Premises or the
          -----
Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. See Addendum #55.

     35.  Merger.  The voluntary or other surrender of this Lease by Lessee, or
          ------
a mutual cancellation thereof, or a termination by Lessor, shall not work merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessee of any or all of such subtenancies.

     36.  Consents.  Except for paragraphs 33 (auctions) and 34 (signs) hereof,
          --------
wherever in this Lease the consent of one party is required to an act of other party such consent shall not be unreasonably withheld or delayed.

     37.  Guarantor.  In the event that there is a guarantor of this Lease, said
          ---------
guarantor shall have the same obligations as Lessee under this Lease.

     38.  Quits Possession.  Upon Lease paying the rent for the Premises and
          ----------------
observing and performing all of the covenants, conditions and provisions Lessee's part to be observed and performed hereunder. Lessee shall have quiet possession of the Premises for the entire term hereof subject to __ of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

     39.  Options.  See Addendum #52.
          -------

          39.1  Definition.  As used in this paragraph the word "Option" has the
                ----------
following meaning: (1) the right or option to extend the term of this Lease to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the premises or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

          39.2  Options Personal.  Each Option granted to Lessee in this Lease
                ----------------
is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portfolio thereof, and may not be exercised or be assigned, voluntary or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

          39.3  Multiple Options.  In the event that Lessee has any multiple
                ----------------
options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

          39.4  Effect of Default on Options.
                ----------------------------
                (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance ___? in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

                (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

     40.  Security Measures-Lessor's Reservations.
          ---------------------------------------

          40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and or Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

          40.2  Lessor shall have the following rights

                (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice.

                (b)  Deleted.

                (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein.

                (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

          40.3  Lessee shall not

                (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business, without written permission from Lessor.

                (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

     41.  Easements.
          ---------

          41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

          41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this lease or impose any liability upon Lessor.

     42.  Performance Under Protest.  If at any time a dispute shall arise as to
          -------------------------
any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum if it shall be adjusted that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

     43.  Authority if Lessee is a corporation. ______??? general or limited
          ------------------------------------
partnership, Lessee, and _____??? individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity if Lessee is a corporation, trust or partnership. Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

     44.  Conflict.  Any conflict between the printed provisions, Exhibits or
          --------
Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

     45.  No Offer.  Preparation of this Lease by Lessor or Lessor's agent and
          --------
submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

     46.  Lender Modification.  Lessee agrees to make such reasonable
          -------------------
modifications to this Lease as may be reasonably required by an institutional tender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

     47.  Multiple Parties.  If more than one person or entity is named as
          ----------------
either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

     48.  Work Letter.  This Lease is supplemented by that certain Work Letter
          -----------
of even date executed by Lessor and Lessee, attached hereto as Exhibit C and incorporated herein by this reference.

     49.  Attachments.  Attached hereto are the following documents which
          -----------
constitute a part of this Lease.

     See Addendum, paragraphs 50 through 55 attached hereto and made a part hereof .

CONTINGENCY: The validity of this Lease Agreement is contingent upon Lessee's final review and acceptance of the new space plan being prepared by Lessor's architect and subsequent cost analysis by Jack Dymond & Associates, contractor, and Lessee's acceptance of Lessee's portion of those costs.

NONCOMPETE: Lessor shall not lease space in the building to a competing chiropractic. Rent checks are to be made out to Sherman Avenue Account and sent to 1930 Bryant Street, Palo Alto, CA 94301-3711.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE

PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENT OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR                           LESSEE

Pio de Feo                       Dr. Alan A. Silverberg, D.C., Inc.


By:                              By:
   -------------------------        ----------------------------------------
                                 Alan A. Silverberg

    Its:                                 Its
        --------------------                --------------------------------

By:                              By:
   -------------------------        ----------------------------------------

    Its:                                 Its
        --------------------                --------------------------------


Executed at                        Executed at
           -----------------                   -----------------------------
on                                 on
   -------------------------          --------------------------------------
Address                            Address
       ---------------------              ----------------------------------

                     ADDENDUM TO THAT STANDARD OFFICE LEASE
                             DATED JANUARY 6, 1992,
                                 BY AND BETWEEN
                             PIO deFEO, LESSOR, AND
                       DR. ALAN A. SILVERBERG, D.C., INC.
                  dba:  CALIFORNIA AVENUE CHIROPRACTIC, LESSEE
                              FOR SPACE LOCATED AT
                       451 SHERMAN AVENUE, PALO ALTO, CA

     50.  EXAMPLE RENTAL SCHEDULE:

          The following is an example of the minimum rental increase of four percent (4%) over the Lease Term:

Year     Rental Rate
----     -----------
1        $1,925.00 per month (one month free)
2        $2,002.00 per month ($1,925.00 X 4% = $2,002.00)
3        $2,082.00 per month ($2,002.00 X 4% = $2,082.00)
4        $2,165.00 per month ($2,082.00 X 4% = $2,165.00)
5        $2,251.00 per month ($2,165.00 X 4% = $2,251.00)

     51.  CONDITION OF PREMISES

          Lessor shall contribute up to 50% with a maximum of Thirteen Thousand And No/100 Dollars ($13,000.00) towards Lessee's interior improvements as detailed in the attached floor plan marked Exhibit A.

          If Lessee does not exercise its five (5) year option to extend the lease term and vacated the Premises, Lessee shall pay to Lessor the unamortized portion of cost of interior improvements.

     52.  OPTION TO EXTEND

          Lessee shall have one (1) option to extend this Lease Agreement for a period of five (5) years, on the same terms and conditions excepting tenant improvement allowance and rent. Lessee shall give Lessor written notice of intent to exercise option no later than ninety (90) days prior to this Lease expiration (i.e., date of said notice to be no later than November 30, 1996).

          Rent for option period shall be at ninety percent (90%) of the then fair market rate but in no event shall be increased more than eight percent (8%) over previous year's rent (i.e., the fifth [5th] year's rent).

     53.  SHOWER ROOM

          Lessee shall have the exclusive right to perform own modifications and use the existing shower room as its x-ray developing room. Lessee assumes full responsibility for improvements and any necessary permits for said use. Work shall be performed by a licensed contractor.

     54.  PERSONAL GUARANTEE

          Alan A. Silverberg hereby promises and agrees that Dr. Alan A. Silverberg, D.C., Inc., a California Corporation, shall pay all rentals due and perform and execute all of the covenants and conditions herein contained and that should Dr. Alan A. Silverberg, D.C., Inc. fail to pay said rentals or otherwise fail to perform or comply with the terms and conditions of this Lease Agreement, said performance, including payment of the rent, is hereby guaranteed by the undersigned.

     55.  SIGNAGE

          Lessee shall be permitted, at Lessee's sole cost and expense, to install door signage and window signage on its Premises.